Exhibit 99.2

April 1, 2020

SG Blocks Announces Pricing of Public Offering of Common Stock

NEW YORK—(BUSINESS WIRE)— SG Blocks, Inc. (NASDAQ: SGBX), a leading designer, fabricator and innovator of container-based structures, today announced the pricing of an underwritten public offering of 440,000 shares of common stock at an offering price of $4.25 per Common Share for aggregate gross proceeds of $1,870,000, prior to deducting underwriting discounts, commissions and other offering expenses. The offering is expected to close on or about April 3, 2020, subject to the satisfaction of customary closing conditions.

SG Blocks intends to use the net proceeds from the proposed offering for working capital.

ThinkEquity, a division of Fordham Financial Management, Inc., is acting as representative of the underwriters in the offering.

A shelf registration statement on Form S-3 (File No. 333-228882) relating to the shares of common stock to be issued in the proposed offering was filed with the Securities and Exchange Commission (SEC) and is effective. A preliminary prospectus supplement and accompanying prospectus describing the terms of the proposed offering was filed by the Company with the SEC. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from ThinkEquity, a division of Fordham Financial Management, Inc., 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673, by email at prospectus@think-equity.com. Electronic copies of the preliminary prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Safe Harbor

This press release contains forward-looking statements regarding the proposed public offering and the intended use of proceeds from the offering. The offering is subject to market and other conditions and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially, including those risks disclosed in under the caption “Risk Factors” in the preliminary prospectus supplement related to the offering and our Annual Report on Form 10-K filed with the SEC on March 30, 2020 and our other filings with the SEC. SG Blocks, Inc. cautions readers not to place undue reliance on any forward-looking statements and it does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

About SG Blocks, Inc.

SG Blocks, Inc. is a premier innovator in advancing and promoting the use of code-engineered cargo shipping containers for safe and sustainable construction. The firm offers a product that exceeds many standard building code requirements, and also supports developers, architects, builders and owners in achieving greener construction, faster execution, and stronger buildings of higher value. Each project starts with GreenSteel™, the structural core and shell of an SG Blocks building, and then customized to client specifications. For more information, visit www.sgblocks.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the completion of the offering and use of proceeds. While SG Blocks believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, including without limitation those set forth in SG Blocks’ filings with the Securities and Exchange Commission. Thus, actual results could be materially different. SG Blocks expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

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Media

Rubenstein Public Relations

Christina Levin

Account Director (212) 805-3029

clevin@rubensteinpr.com or

Investor Relations

James Carbonara

Hayden IR (646) 755-7412

james@haydenir.com

Brett Maas

Hayden IR (646) 536-7331

brett@haydenir.com

Source: SG Blocks, Inc.